Anderson Associates, LLP

                          Certified Public Accountants
                                 7621 Fitch Lane
                            Baltimore, Maryland 21236
                                  410-882-8050


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




         We  hereby   consent  to  the   incorporation   by  reference  in  this
Registration Statement on Form S-4 of Patapsco Bancorp, Inc. of our report, dated August 25, 1999, relating to the consolidated financial statements, which appears in the Patapsco Bancorp, Inc.'s 1999 Annual Report on Form 10-K for the year ended June 30, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ Anderson Associates, LLP


Baltimore, Maryland